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                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Century Business Services, Inc.

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                    /s/ KPMG LLP
                                    --------------------------

                                    KPMG LLP


Cleveland, Ohio
April 9, 1999